Consent of Independent Certified Public Accountants

     We hereby consent to the use in this Registration Statement on Form SB-2/A Amendment Number 3 of our report dated March 28, 2003, relating to the financial statements of Black Lake, Inc., and the reference to our firm under the Caption "Experts" in the Prospectus.

                                   /s/ Lesley, Thomas, Schwarz, & Postma, Inc.
                                   Lesley, Thomas, Schwartz & Postma, Inc.
                                   Newport Beach, California
                                   May 8, 2003